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                         VANGUARD(R) MONEY MARKET FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 26, 2001

In the "Buying Shares" section of the prospectus, the text titled "Your Purchase Price" is deleted and replaced with the following:

YOUR PURCHASE PRICE
You buy shares at a fund's NAV determined as of your trade date.

BY CHECK: For check purchases arriving at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) the trade date is the first business day following the date of arrival. For purchases arriving after that time, the trade date is the second business day following the date of arrival. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.

BY WIRE OR EXCHANGE: For purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the Exchange, the trade date is that same day. For purchases arriving after that time, the trade date is the first business day following the date of arrival.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PSBS1  042001